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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   July 16, 2004
                                                   -------------


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                   0-19974                   33-0022692
           --------                   -------                   ----------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification No.)


951 Calle Amanecer, San Clemente, California                      92673
--------------------------------------------                      -----
  (Address of principal executive offices)                      (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)   Exhibits

         99.1 Press release, dated July 16, 2004 announcing ICU Medical, Inc.'s second quarter 2004 earnings.


Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         ICU Medical, Inc. announced its earnings for the second quarter of 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 16, 2004

                                ICU MEDICAL, INC.



                                /s/ Francis J. O'Brien
                                ----------------------
                                Francis J. O'Brien
                                Secretary, Treasurer and
                                Chief Financial Officer